NEW RIVER FUNDS

New River Small Cap Fund

Supplement dated August 1, 2005

To the Combined Prospectus Dated January 18, 2005

The following is added to the end of the section entitled:  “MANAGEMENT OF THE FUNDS – SUB-ADVISERS – COOK MAYER TAYLOR” on page 10 of the Prospectus:

On July 29, 2005, the Manager sold Cook Mayer Taylor to a group of investors that includes Mr. Cook and Mr. Taylor.  The sale resulted in an assignment of the prior sub-advisory agreement for the Small Cap Fund, which, for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), is deemed to automatically terminate the sub-advisory agreement.  At a meeting held on July 1, 2005, in reliance on Rule 15a-4 under the 1940 Act, the Board of Trustees of the Trust, including a majority of the Trust’s Board who are not "interested persons," as that term is defined in the 1940 Act, approved an Interim Sub-Advisory Agreement on behalf of the Small Cap Fund between the Manager and Cook Mayer Taylor.  The Interim Sub-Advisory Agreement became effective on July 29, 2005, the date of the sale of Cook Mayer Taylor.  The Interim Sub-Advisory Agreement will remain in effect until such time as the shareholders of the Small Cap Fund approve a final sub-advisory agreement or 150 days, whichever occurs first.

Mr. Cook and Mr. Taylor remain as co-portfolio managers of the Small Cap Fund and Cook Mayer Taylor continues to provide the same services to the Fund as it provided prior to the sale.  The management fee paid by the Small Cap Fund to the Manager did not change as a result of the sale.  In addition, the Manager continues to pay Cook Mayer Taylor an amount equal to 40% of the management fee received by the Manager from the Small Cap Fund, subject to the terms of the Interim Sub-Advisory Agreement.  Cook Mayer Taylor no longer is an affiliate of the Manager.

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Please Retain This Supplement for Your Future Reference.